                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report March 11, 2002
                                         --------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)



                Delaware                                     1-15827                                    38-3519512
                --------                                     -------                                    ----------
(State or other jurisdiction of incorporation)        (Commission File Number)            (IRS Employer Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                                   48126
------------------------------------------                                                                 ---------
  (Address of principal executive offices)                                                                (Zip Code)



        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------

ITEM 5.   OTHER EVENTS.

         On March 11, 2002, we issued a press release reporting that Ford and Visteon reached settlement on North American Pricing. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
99.1                       Press release dated March 11, 2002

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VISTEON CORPORATION




Date:  March 11, 2002                       By:  /s/Stacy L. Fox
                                                --------------------------------
                                                Stacy L. Fox
                                                Senior Vice President,
                                                General Counsel and Secretary

                                  EXHIBIT INDEX


Exhibit No.                            Description                        Page

Exhibit 99.1                    News Release dated
                                March 11, 2002